EXHIBIT 99.1

FOURTH AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AGREEMENT
AND
FIRST AMENDMENT TO
AMENDED AND RESTATED REVOLVING LOAN

     This Fourth Amendment to Fourth Amended and Restated Loan Agreement and First Amendment to Amended and Restated Revolving Loan Note (this “Amendment”) is made and entered into as of this 31st day of May, 2002 by and among (a) The Sports Club Company, Inc. a Delaware corporation; Pontius Realty, Inc., a California Corporation; The SportsMed Company, Inc., a California Corporation; LA/Irvine Sports Clubs, Ltd., a California limited partnership; Talla New York, Inc., a New York Corporation; SCC Sports Club, Inc., a Texas corporation; Irvine Sports Club, Inc. a California corporation; SCC Nevada, f/k/a Green Valley Spectrum Club, Inc., a Nevada corporation; Sports Club, Inc. of California, a California corporation Inc.; SF Sports Club, Inc., a Delaware corporation; Washington D.C. Sports Club, Inc. a Delaware corporation; HFA Services, Inc. a California corporation; and NY Sports Club, Inc., a Delaware corporation (collectively the “Borrowers”), Comerica Bank-California (“Comerica”) as the Bank; and (c) Comerica Bank-California, as agent (in such capacity the “Agent”) for the banks (the “Banks”) that are parties to the Loan Agreement (as defined below).

RECITALS

     This Amendment is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

     Comerica, the Agent and the Borrowers have entered into that certain Fourth Amended and Restated Loan Agreement dated as of April 1, 1999 as previously amended (as so amended the “Agreement”).

     The Borrowers, the Agent and the Bank wish to amend the Loan Agreement as more particularly set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT

     1. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

     2. Amendments to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 3 hereof, the Agreement is hereby amended as set forth below.

A. Extension of Maturity Date. The definition of “Maturity Date” in the Agreement is amended by deleting the date “May 31, 2002” therefrom and substituting the date “August 31, 2002” therefore.

B. Reduction of Loan Commitment.

(i) The definition of “Commitment” in Section 1.1 of the Agreement is amended by deleting the figure “$15,000,000” therefrom and substituting the figure “$10,000,000” therefore.

(ii) Section 2.1 (a) of the Agreement is amended by deleting the figure “$15,000,000” therefrom and substituting the figure “$10,000,000” therefore.

(iii) Section 2.6 (a) of the Agreement is amended by deleting the figure “$15,000,000” therefrom and substituting the figure “$10,000,000” therefore.

(iv) Section 2.6 (e) of the Agreement is amended by deleting the figure “$15,000,000” therefrom and substituting the figure “$10,000,000” therefore.

     3. Amendment to Amended and Restated Revolving Loan Note.

A. The Amended and Restated Revolving Loan Note (Note) is amended by deleting the figure “$15,000,000” therefrom and substituting the figure “$10,000,000” therefore.

B. The Note is further amended by deleting the term “FIFTEEN MILLION DOLLARS ($15,000,000)” therefrom and substituting the “TEN MILLION DOLLARS ($10,000,000) therefore.

     4. Legal Effect. The effectiveness of this Amendment is conditioned upon receipt by Bank of this Amendment, and any other documents, which Bank may require to carry out the terms hereof. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

     5. Integration. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

     IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

BORROWERS

THE SPORTS CLUB COMPANY, INC		PONTIUS REALTY, INC.

By:	/s/ Timothy O’Brien	By:	/s/ Timothy O’Brien

Title:	Chief Financial Officer	Title:	Chief Financial Officer

LA/IRVINE SPORTS CLUB, LTD. By: SPORTS CLUB, INC. OF CALIFORNIA, GENERAL PARTNER		SPORTS CLUB, INC. OF CALIFORNIA

By:	/s/ Timothy O’Brien	By:	/s/ Timothy O’Brien

Title:	Chief Financial Officer	Title:	Chief Financial Officer

TALLA NEW YORK, INC.,		IRVINE SPORTS CLUB, INC.

By:	/s/ Timothy O’Brien	By:	/s/ Timothy O’Brien

Title:	Chief Financial Officer	Title:	Chief Financial Officer

SCC NEVADA, INC		THE SPORTSMED COMPANY, INC.

By:	/s/ Timothy O’Brien	By:	/s/ Timothy O’Brien

Title:	Chief Financial Officer	Title:	Chief Financial Officer

SCC SPORTS CLUB, INC		HFA SERVICES, INC.

By:	/s/ Timothy O’Brien	By:	/s/ Timothy O’Brien

Title:	Chief Financial Officer	Title:	Chief Financial Officer

NY SPORTS CLUB, INC		SF SPORTS CLUB, INC.

By:	/s/ Timothy O’Brien	By:	/s/ Timothy O’Brien

Title:	Chief Financial Officer	Title:	President

WASHINGTON D.C. SPORTS CLUB, INC.

By:	/s/ Timothy O’Brien

Title:	President

COMERICA BANK-CALIFORNIA, AS AGENT

By:	/s/ William Phillips

William Phillips Vice President

COMERICA BANK-CALIFORNIA

By:	/s/ William Phillips

Williams Phillips Vice President